                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):       September 25, 1997

                              NATIONAL-OILWELL, INC.
                 ---------------------------------------------
                (Exact Name of Registrant Specified in Charter)


         Delaware                    1-12317                 76-0475815
       --------------            ---------------           --------------
      (State or Other           (Commission File          (I.R.S. Employer
      Jurisdiction of                Number)             Identification No.)
       Incorporation)


                     5555 San Felipe
                     Houston, Texas                                77056
               --------------------------------------             --------
              (Address of Principal Executive Offices)           (Zip Code)

  Registrant's telephone number, including area code:         (713) 960-5100

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. OTHER EVENTS.

        The following description of capital stock updates the description of common stock, par value $.01 per share (the "Common Stock"), of National-Oilwell, Inc. ("National Oilwell") contained in its Registration Statement on Form 8-A filed on October 15, 1996 to register such securities under the Securities Exchange Act of 1934. Such description reflects National-Oilwell's Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") filed upon the consummation of the combination with Dreco Energy Services Ltd.("Dreco") on September 25, 1997. The following description is qualified in its entirety by reference to the full text of the Amended and Restated Certificate, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

        As so amended, the Amended and Restated Certificate increases the authorized shares of Common Stock from 40,000,000 to 75,000,000 and authorizes one share of Special Voting Stock (the "Voting Share"). The single Voting Share is held by Montreal Trust Company of Canada, as trustee under the Voting and Exchange Trust Agreement, dated as of September 25, 1997, between National-Oilwell and Dreco. Except as otherwise required by law, the Voting Share possesses a number of votes equal to the number of outstanding Exchangeable Shares of Dreco (the "Exchangeable Shares") from time to time not owned by National-Oilwell or any entity controlled by National-Oilwell for the election of directors and upon all matters submitted to a vote of stockholders of National-Oilwell. The holders of Common Stock and the holder of the Voting Share will vote together as a single class on all matters. Upon most National-Oilwell liquidation events, all outstanding Exchangeable Shares will automatically be exchanged for shares of National-Oilwell Common Stock, and the holder of the Voting Share will not be entitled to receive any assets of National-Oilwell available for distribution to its stockholders. The holder of the Voting Share will not be entitled to receive dividends. At such time as the Voting Share has no votes attached to it because there are no Exchangeable Shares outstanding not owned by National-Oilwell or an entity controlled by National-Oilwell, the Voting Share will be cancelled.

        The description of the Exchangeable Shares is incorporated herein by reference to Annex E ("Plan of Arrangement and Exchangeable Share Provisions") to National-Oilwell's Registration Statement on Form S-4 (No. 333-32191), in the form such registration statement became effective, and is filed as exhibit 99.1 hereto.

        In addition to the above, on October 10, 1997, National-Oilwell declared a two-for-one stock split in the form of a stock dividend payable on November 18, 1997 to holders of Common Stock of record as of November 10, 1997. Simultaneously, in order to effect an equivalent share dividend, Dreco approved a stock dividend of one Exchangeable Share for each outstanding Exchangeable Share payable on November 18, 1997 to holders of record of Dreco Exchangeable Shares on November 10, 1997.



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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

       (c)    Exhibits.

               4.1    Amended and Restated Certificate of Incorporation.

               4.2    Plan of Arrangement and Exchangeable Share Provisions





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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NATIONAL-OILWELL, INC.



                                                  By:  /s/ Steven W. Krablin
                                                       ------------------------
                                                        Steven W. Krablin
                                                        Vice President and Chief
                                                           Financial Officer


Dated:  November 17, 1997





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                                 EXHIBIT INDEX

       Exhibit
       Number         Description
        4.1           Amended and Restated Certificate of Incorporation
        4.2           Plan of Arrangement and Exchangeable Share Provisions